UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2013

MANPOWERGROUP INC.
 (Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place
Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (414) 961-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On February 25, 2013, ManpowerGroup Inc. (the “Company”) will deliver a presentation to investors in New York, New York. The Company’s materials to be used in the presentation are attached hereto as Exhibit 99.1.

The information furnished pursuant to Items 7.01 and 9.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.   Exhibits.

Exhibit No.	Description
99.1	ManpowerGroup Inc. February 25, 2013 Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWERGROUP INC.

Dated: February 25, 2013	By:	/s/ Richard Buchband
Richard Buchband Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	ManpowerGroup Inc. February 25, 2013 Investor Presentation